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                                                                 Exhibit 10.10

                   FIRST AMENDMENT TO STOCK PLEDGE AGREEMENT

     THIS FIRST AMENDMENT TO STOCK PLEDGE AGREEMENT (this "Amendment") dated as of March ___, 1998, is by and between Boots & Coots International Well Control, Inc., a Delaware corporation ("Pledgor"), and Geneva Associates, L.L.C. ("Geneva"), as Collateral Agent for the Noteholders (as hereinafter defined) (the "Secured Party").

                                   RECITALS:

     A. Pledgor, Geneva and Main Street Merchant Partners II, L.P. ("Main Street") have entered into that certain Note Purchase Agreement dated as of January 2, 1998, as amended by that certain First Amendment to Note Purchase Agreement dated as of March ___, 1998 (the "Note Purchase Agreement Amendment") (herein, as the same may be further amended, modified, supplemented, extended, rearranged, and/or restated from time to time, called the "Note Purchase Agreement"), pursuant to which, upon the terms and conditions therein set forth, Pledgor has issued its 10.0% Senior Secured Notes due June 15, 1998, in the aggregate principal amount of $7,250,000 (herein, as the same may be amended, modified, supplemented, extended, rearranged, and/or restated from time to time, together with any notes given by Pledgor in extension, replacement, rearrangement, modification and/or substitution thereof or therefor, collectively called the "Notes" and any holders of the Notes, collectively called the "Noteholders").

     B. Each of Geneva and Main Street requires that this Amendment be entered into by Pledgor as a condition precedent to the effectiveness of the Note Purchase Agreement Amendment.

     C. Pledgor and the Secured Party have entered into that certain Stock Pledge Agreement dated as of January 2, 1998 (the "Agreement") and they now desire to amend the Agreement as hereinafter provided.

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                            Amendments to Agreement

     1.01. Subsection 1.01(a) of the Agreement is hereby amended and restated in its entirety as follows:

          "(a) all shares of capital stock of IWC Services, Inc. and Code 3, Inc. (the "Companies");"

     1.02. Section 2.04 and Subsection 5.01(a) of the Agreement are hereby amended by


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deleting the word "Company" in the last line of each thereof and inserting in its place the word "Companies".

     1.03. Section 3.03 of the Agreement is hereby amended by adding the phrase "(i) hereafter own the capital stock of any other entity or (ii)" after the word "shall" in the first line thereof.

                                   ARTICLE II
                                 Miscellaneous

     2.01. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Pledgor and Secured Party and their respective heirs, successors, and assigns, except that Pledgor may not assign any of its rights or obligations under the Agreement, as amended by this Amendment, without the prior written consent of Secured Party except to the extent permitted by the Note Purchase Agreement.

     2.02. Amendment; Entire Agreement. The Agreement, as amended by this Amendment, together with any applicable pledge or other agreement required by applicable laws, embodies the final, entire agreement among the parties hereto and supersedes any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof. The provisions of the Agreement, as amended by this Amendment, may be amended or waived only by an instrument in writing signed by the parties hereto with the requisite consent of Secured Party as provided in the Note Purchase Agreement.

     2.03. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. This Amendment, and the rights and duties of the parties hereto, shall be construed in accordance with and governed by the internal laws of the State of Texas; provided, however that any enforcement of Secured Party's rights and remedies in any other jurisdiction shall, to the extent required by applicable laws, be governed by the laws of the jurisdiction of enforcement. Each party hereto hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of Texas and of any Texas State court sitting in Houston, Texas for purposes of all legal proceedings arising out of or relating to this Amendment or the transactions contemplated hereby. Each party hereto irrevocably waives, to the fullest extent permitted by law, any objection it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. EACH PARTY TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THE AGREEMENT, AS AMENDED BY THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     2.04. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     2.05. Reaffirmation of Agreement. This Amendment shall be deemed to be an amendment to the Agreement, and the Agreement, as amended hereby, is hereby ratified,


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approved and confirmed in each and every respect. All references to the
Agreement in the Agreement and the other Documents (excluding this Amendment) shall hereafter be deemed to refer to the Agreement, as amended hereby.

     2.06. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     2.07. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first written above.

                         PLEDGOR:

                         BOOTS & COOTS INTERNATIONAL WELL
                         CONTROL, INC., a Delaware corporation

                 By:
                    -------------------------------------------
                         Name:  Larry H. Ramming
                         Title: Chairman of the Board and Chief Executive
                                Officer

                         SECURED PARTY:

                         GENEVA ASSOCIATES, L.L.C., as
                         Collateral Agent

                 By:
                    -------------------------------------------
                         Name: Tracy Scott Turner
                         Title:Principal



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